[GE logo]


                                                           Elfun Funds
---------------------------------------------------------------

                        Supplement dated August 30, 1999
              to Prospectus and Statement of Additional Information
                              Dated April 30, 1999

The Board of Trustees of Elfun Global Fund recently voted to change the Fund's name to Elfun International Equity Fund. Accordingly, all references to the "Elfun Global Fund" contained in the Fund's Prospectus and Statement of Additional Information dated April 30, 1999 are hereby changed to Elfun International Equity Fund. In conjunction with the name change, the Fund's portfolio manager intends to reduce the Fund's weighting in securities of U.S. issuers over time.

The following amends the table on the bottom of page 31 of the Prospectus:

The Maximum Investment in Foreign Securities for the Money Market Fund should be 25%, rather than 10% as provided in the table. The footnote to the table marked with an asterisk (*) applies to this limitation.